                             PUT/CALL OPTION AGREEMENT


      THIS PUT/CALL OPTION AGREEMENT (the "Agreement") is made as of August 21, 2001 (the "Effective Date"), by and among PHOTRONICS, INC., a company organized under the laws of the State of Connecticut ("Purchaser"), PHOTO (L) LIMITED ("Photo"), MASK (L) LIMITED ("Mask"), LAKEWAY (L) LIMITED ("Lakeway") and MARCH
(L) LIMITED ("March") (Photo, Mask, Lakeway and March are collectively referred to herein as the "Sellers," and individually as a "Seller"), The HSBC Private Equity Fund 2 Limited ("HPEF2"), The HSBC Private Equity Fund, L.P. ("HPEF"), Taiwan Mask Corp ("TMC") and Blue Water Ventures International Ltd. ("BWVI") (HPEF2, HPEF, TMC and BWVI are collectively referred to herein as the "Parent Entities," and individually as the "Parent Entity").


                                      RECITALS

      A. The Sellers are selling to Purchaser a certain number of shares they own in PKL, a company organized under the laws of the Republic of Korea (the "Company"), pursuant to that certain Stock Purchase Agreement dated as of the date hereof by and among Purchaser, Sellers and Parent Entities (the "Stock Purchase Agreement"); and

      B. As a condition to entering into the Stock Purchase Agreement and subject to and in accordance with all of the terms and conditions of this Agreement, Purchaser wishes to grant to Sellers a put right to sell shares of common stock of the Company owned by Sellers to Purchaser (the "Option Shares") and Sellers wish to grant to Purchaser a call right to require each Seller to sell to Purchaser the Option Shares.

      NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto agree as follows:

      1.    PUT OPTION.

            1.1 GRANT OF PUT OPTION. Purchaser hereby grants to each Seller the right (the "Put Option") to require, at any time or from time to time during the period commencing six (6) months after the Effective Date and expiring on the Put Expiration Date (defined below) (such period being the "Put Option Exercise Period"), Purchaser to purchase up to the number of the Option Shares held by such Seller listed next to its name in Schedule 1 attached hereto in consideration for a purchase price for each Option Share equal in amount to that number which is one and forty-one hundredths (1.41) times the closing price of the Purchaser's common stock on the NASDAQ National Market (or such other principal trading market for the Purchaser's common stock) on the date of exercise of such Put Option (the "Put Purchase Price"), which shall be payable in cash, or such other consideration as the parties may agree at such time, PROVIDED THAT, each Seller must exercise the Put Option at any one time for at least the lesser of (i) twenty percent (20%) of the Option Shares listed next to its name in Schedule I and (ii) the remaining number of Option Shares then held by such Seller, and SUBJECT ALWAYS to applicable laws.

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            1.2   PUT EXPIRATION DATE.  The Put Option will expire on the
fourth (4th) anniversary of the Effective Date (the "Put Expiration Date").

            1.3   MANNER OF EXERCISING PUT OPTION.

               (a) The Put Option shall be exercisable by each Seller by delivery of an executed Put Option Notice (in the form attached hereto as EXHIBIT A) to the Purchaser during the Put Option Exercise Period.

               (b)      Upon proper exercise of the Put Option, within ten
(10) business days of receipt of such notice, Purchaser shall deliver to such Seller the Put Purchase Price for each Option Share listed in the Put Option Notice and Seller shall transfer the applicable number of Option Shares listed in the Put Option Notice to Purchaser by delivery of the certificate or certificates representing such Option Shares duly endorsed for transfer or accompanied by a stock power. Such Seller and Purchaser shall cooperate to take all actions reasonably necessary or appropriate to effect the transfer to Purchaser of the applicable number of Option Shares and to consummate the other transactions contemplated by this Agreement or the Put Option Notice.

            1.4 CONSIDERATION FOR THE PUT OPTION. In consideration of the grant of the Put Option to the Sellers by Purchaser, the Sellers have granted to Purchaser the Call Option under Section 2 below.

            1.5 TRANSFER OF PUT OPTION. Each Seller's rights and obligations under the Put Option are not assignable or transferable by such Seller without the prior written consent of Purchaser which consent shall not be unreasonably withheld and PROVIDED THAT such transfer shall be made in accordance with all applicable laws and that such transferee agrees in writing to be bound by the terms of this Agreement and any other agreement which the parties enter into in connection with this Agreement. Purchaser's rights and obligations under the Put Option are not assignable or transferable by Purchaser without the prior written consent of Sellers holding a majority of the Option Shares which consent shall not be unreasonably withheld, EXCEPT THAT Purchaser may assign and transfer any or all of Purchaser's rights and obligations under the Put Option in connection with a transaction in which Section 3(b) hereof applies without any consent from the Sellers.

      2.    CALL OPTION

            2.1 GRANT OF CALL OPTION. Subject to the terms and conditions herein set forth, each Seller hereby grants Purchaser the right (the "Call Option") to require, at any time or from to time to time during the period commencing on the second (2nd) anniversary of the Effective Date and expiring on the Call Expiration Date (defined below) (such period being the "Call Option Exercise Period"), such Seller to sell to Purchaser up to the number of Option Shares equal to the lesser of (i) the number of Option Shares listed next to such Seller's name in Schedule I and (ii) the number of Option Shares held by the Sellers on the date of exercise of the Call Option in consideration for a purchase price for each Option Share equal in amount to that number which is one and forty-one hundredths (1.41) times the closing price of the Purchaser's common stock on the NASDAQ National Market (or such other principal trading market for the Purchaser's common stock) on the date of exercise of such Call Option (the "Call Purchase

Price"), which shall be payable in cash, or such other consideration as the parties may agree at such time; PROVIDED THAT the Purchaser may exercise the Call Option only if the closing price of Purchaser's common stock listed on the NASDAQ National Market shall have been at least forty-five dollars ($45.00) for any thirty (30) consecutive business days occurring after the second (2nd) anniversary of the date of this Agreement and immediately prior to the exercise of the Call Option; and PROVIDED FURTHER THAT the Purchaser must exercise the Call Option at any one time for at least the lesser of, in aggregate, (i) fifty thousand (50,000) Option Shares and (ii) the remaining number of Option Shares then held by each Seller or transferees of the Sellers; and PROVIDED FURTHER THAT, to the extent exercised by the Purchaser, the Call Option must be exercised concurrently, on a pro rata basis (in proportion to the total number of Option Shares subject to the Call Option held by each Seller or transferee(s) of the Sellers on the date of exercise of the Call Option), against Option Shares held by all Sellers or transferee(s) of the Sellers.

            2.2 CALL EXPIRATION DATE. The Call Option will expire on the fourth (4th) anniversary of the Effective Date (the "Call Expiration Date").

            2.3   MANNER OF EXERCISING CALL OPTION.

                  (a) The Call Option shall be exercisable by Purchaser by delivery of an executed Call Option Notice (in the form attached hereto as EXHIBIT B) to all of the Sellers during the Call Option Exercise Period.

                  (b)   Upon proper exercise of the Call Option, within ten
(10) business days of receipt of such notice and upon receipt by Purchaser from each Seller the representations and warranties set forth in the Call Option Notice, each Seller shall transfer the applicable number of Option Shares listed in the Call Option Notice to Purchaser by delivery of the certificate or certificates representing such Option Shares duly endorsed for transfer or accompanied by a stock power, and Purchaser shall deliver to such Seller the Call Purchase Price for each Option Share listed in the Call Option Notice. Such Seller and Purchaser shall cooperate to take all actions reasonably necessary or appropriate to effect the transfer to Purchaser of the applicable number of Option Shares and to consummate the other transactions contemplated by this Agreement or the Call Option Notice.

            2.4 CONSIDERATION FOR THE CALL OPTION. In consideration of the grant of the Call Option to Purchaser by the Sellers, Purchaser has granted to the Sellers the Put Option under Section 1 above.

            2.5 TRANSFER OF CALL OPTION. Each Seller's rights and obligations under the Call Option are not assignable or transferable by such Seller without the prior written consent of Purchaser which consent shall not be unreasonably withheld and PROVIDED THAT such transfer is made in accordance with all applicable laws and that such transferee agrees in writing to be bound by the terms of this Agreement and any other agreement which the parties enter into in connection with this Agreement; PROVIDED, HOWEVER, that the Sellers may sell, transfer or otherwise dispose of any Option Shares free and clear of any rights or obligations under this Agreement without the prior written consent of the Purchaser and without the transferee agreeing to be bound by the terms of this Agreement or any other agreement which the parties enter into in connection with this Agreement. Purchaser's rights and obligations under the Call Option are not assignable or transferable by Purchaser without the prior written consent of Sellers holding a majority of the Option Shares which consent shall not be unreasonably withheld, EXCEPT THAT Purchaser may assign and transfer any or all of Purchaser's rights and obligations under the Call Option in connection with a transaction in which Section 3(b) hereof applies without any consent from the Sellers.

      3.    ADJUSTMENT OF NUMBER OF SHARES; SUBSTITUTE SHARES.

      (a) If between the date of this Agreement and the date of expiration of the Put Option or the Call Option, as the case may be, the outstanding shares of common stock of the Purchaser or the outstanding shares of common stock of the Company shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or other similar change in capital structure, the Put Purchase Price or the Call Purchase Price shall be correspondingly adjusted to the extent appropriate to reflect equitably such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

      (b) REORGANIZATION EVENT. In case of any Reorganization Event (as defined below), if the Put Option has not been exercised in full by all Sellers by the effective date of such transaction, the Purchaser shall, as a condition precedent to the consummation of the transaction constituting, or announced as, such Reorganization Event, cause effective provisions to be made so that the Sellers shall have the right immediately thereafter, by exercising the Put Option, to receive whatever property that was receivable upon such Reorganization Event had the Sellers exercised the Put Option immediately prior to such Reorganization Event. Any such provision shall include provision for adjustments in respect of such property that shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 3(a). The foregoing provisions of this Section 3(b) shall similarly apply to successive Reorganization Events. "Reorganization Event" means (i) any capital reorganization or reclassification of the Purchaser's common stock (other than as a result of a subdivision, combination or stock dividend for which adjustment is provided in Section 3(a) hereof), or (ii) any consolidation of the Purchaser with, or merger of the Purchaser with or into, another person (including any individual, partnership, joint venture, corporation, trust or group thereof) (other than a consolidation or merger in which the Purchaser is the continuing corporation or which does not result in a reclassification or change of the outstanding Purchaser's common stock or for which adjustment is provided in Section 3(a) hereof) or any sale, lease, transfer or conveyance of all or substantially all of the property and assets of the Purchaser.

      (c)   CHANGE OF CONTROL. Notwithstanding anything to the contrary in
Section 1.1 of this Agreement, if a Change in Control (as defined below) of the Purchaser occurs prior to the date six (6) months after the Effective Date, the Put Option Exercise Period shall commence upon the occurrence of such Change in Control. A "CHANGE IN CONTROL" of the Purchaser shall be deemed to have occurred when:

            (i) After the date hereof, any person or entity is or becomes the beneficial owner, directly or indirectly, of securities of the Purchaser representing twenty percent (20%) or more of the combined voting power of the Purchaser's then outstanding securities; or

            (ii) The individuals who, on the date of this Agreement, constitute the Board of Directors of Purchaser cease for any reason to constitute a majority of the number of directors then serving; or

            (iii) There is consummated a merger or consolidation of the Purchaser or any direct or indirect subsidiary of the Purchaser with any other corporation, other than a merger or consolidation that would result in the voting securities of the Purchaser outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the securities of the Purchaser or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

            (iv) The shareholders of the Purchaser approve a plan of complete liquidation or dissolution of the Purchaser or there is consummated an agreement for the sale or disposition by the Purchaser of all or substantially all of the Purchaser's assets, other than a sale or disposition by the Purchaser of all or substantially all of the Purchaser's assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Purchaser in substantially the same proportions as their ownership of the Purchaser immediately prior to such sale.

      4.    COVENANTS.

            4.1   SELLERS' COVENANT.

            (a) After HPEF2 and HPEF and their affiliates cease to own at least 200,000 shares of the Company in the aggregate, HPEF2 and HPEF shall use their reasonable best efforts to cause any person designated to the Board of Directors of the Company by HPEF2 or HPEF or their affiliates to resign from the Board of Directors of the Company as promptly as practicable.

            (b) After TMC and BWVI and their affiliates cease to own at least 200,000 shares of the Company in the aggregate, TMC and BWVI shall use their reasonable best efforts to cause any person designated to the Board of Directors of the Company by TMC or BWVI or their affiliates to resign from the Board of Directors of the Company as promptly as practicable.

            4.2. PURCHASER'S COVENANTS. (a) During the Put Option Exercise Period, Purchaser agrees that it will use its reasonable best efforts to cause the Company to refrain from issuing new shares of common stock for a purchase price that is lower than the higher of (i) Korean Won twenty eight thousand (KRW 28,000) or (ii) the average closing price of the Company's shares on the Korea Securities Dealers Association Stock Market for the previous thirty (30) days prior to the date of the approval of such new issuance by the Board of Directors of the Company, PROVIDED THAT, Purchaser shall be relieved from this covenant if in the opinion of counsel to Purchaser in such instance the compliance with this covenant may or is likely to conflict with or result in violation or breach of any obligations under any applicable laws and regulations.

      (b) Purchaser shall use its best efforts to take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable to perform its obligations under this Agreement, the Call Option Notice or Put Option Notice, including, but not limited to, obtaining any third party consents, prior to the delivery of a Call Option Notice or as soon as practicable upon receipt of a Put Option Notice.

            4.3.  MUTUAL COVENANTS.    (a)  For so long as HPEF2 and HPEF and
their affiliates own at least 200,000 shares of the Company in the aggregate,
(i) Purchaser shall take all actions necessary to cause one person designated by HPEF2 and HPEF to be appointed to the Board of Directors of the Company, PROVIDED THAT, Purchaser shall be relieved from this covenant to the extent necessary in order to ensure that its nominees constitute a majority of the Board of Directors of the Company and (ii) HPEF2 and HPEF shall take all actions necessary to vote for the Purchaser's nominees to the Board of Directors of the Company which would represent a majority of such Board of Directors.

            (b) For so long as TMC and BWVI and their affiliates own at least 200,000 shares of the Company in the aggregate, (i) Purchaser shall take all actions necessary to cause one person designated by TMC and BWVI to be appointed to the Board of Directors of the Company, PROVIDED THAT, Purchaser shall be relieved from this covenant to the extent necessary in order to ensure that its nominees constitute a majority of the Board of Directors of the Company and (ii) TMC and BWVI shall take all actions necessary to vote for the Purchaser's nominees to the Board of Directors of the Company which would represent a majority of such Board of Directors.

      5.    SELLER INDEMNIFICATION.

            5.1 Each Seller agrees, severally and not jointly, to indemnify, defend and hold harmless Purchaser (and its directors, officers, employees, affiliates, agents, representatives, successors and assigns) from and against any and all losses, liabilities, damages, demands, actions, claims, judgments or causes of action, costs or expenses (including, without limitation, interest, penalties and reasonable attorneys' fees) (a "Loss") based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of such Seller made in this Agreement, the Put Option Notice or Call Option Notice. The representations and warranties set forth in this Agreement shall survive the date hereof for a period of two (2) years and the representations and warranties set forth in the Put Option Notice or Call Option Notice shall survive the date of payment of the Put Purchase Price or Call Purchase Price, as the case may be, to the Seller in connection with the exercise of the respective Put Option or Call Option for a period of two (2) years.

            5.2 Notwithstanding anything to the contrary contained in this Agreement, (i) the maximum aggregate amount of indemnifiable Losses which may be recovered from any Seller based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation or warranty of such Seller made in this Agreement, the Put Option Notice or Call Option Notice shall be the amount equal to 100% of the Put Purchase Price or Call Purchase Price to which such Seller is entitled in connection with the exercise of the respective Put Option or Call Option, and (ii) no indemnification payment by the Sellers with respect to any indemnifiable Loss otherwise payable pursuant to Section 5.1 shall be payable until such time as all of such indemnifiable Losses shall aggregate to more than $50,000, after which time all

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Losses indemnifiable pursuant to this Section 5.1, including such $50,000, shall be payable.

      6.    MISCELLANEOUS.

            6.1 AMENDMENT. This Agreement may be amended only by a writing signed by the Sellers holding a majority of the total number of the Option Shares and Purchaser. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Seller and Purchaser.

            6.2 ENTIRE AGREEMENT; CONTROLLING DOCUMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence and understandings between the parties with respect to the subject matter hereof, whether oral or in writing.

            6.3 COSTS OF ENFORCEMENT. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings or otherwise, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

            6.4 GOVERNING LAW, CONSENT TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into by New York residents and to be performed wholly in the State of New York.

            6.5 TAXATION. Purchaser makes no representations regarding the tax treatment of these payments by any foreign, federal, state or local tax authority. The Seller shall be solely responsible to pay any and all applicable Korean securities transaction tax, stamp tax, withholding tax, capital gains tax, and any and all tax payments imposed or levied in connection with this Agreement or the transactions contemplated hereunder; PROVIDED, HOWEVER, that the Purchaser shall be solely responsible to pay, if any, all deemed acquisition taxes imposed in connection with this Agreement or the transactions contemplated hereunder.

            6.6 NOTICES. All notices, requests, demands, consents, instructions or other communications to or upon any party hereto under this Agreement shall be made pursuant to the Stock Purchase Agreement.

            6.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            6.8 SEVERABILITY. If any provision of this Agreement shall be determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party.

            6.9 HEADINGS. The section headings used in this Agreement are intended principally for convenience and shall not by themselves, determine the rights and obligations of the parties to this Agreement.

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            6.10  DELAY AND WAIVER. No delay on the part of either party in exercising any right under this Agreement shall operate as a waiver of such right. The waiver by either party of any term or condition of this Agreement shall not be construed as a waiver of a subsequent breach or failure of the same term or condition or a waiver of any other term or condition contained in this Agreement.

            6.11 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and shall be binding upon the respective heirs, successors, administrators, executors and permitted assigns of the parties hereto.

            6.12 RECITALS AND EXHIBITS. The Recitals above and all Exhibits attached hereto hereby are incorporated in and made an integral part of this Agreement.

                          [Signatures on next page]

IN WITNESS WHEREOF, the undersigned have executed this Agreement the day and year first above written.

                                    PURCHASER

                                    PHOTRONICS, INC.

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    SELLERS

                                    For and on behalf of:

                                    PHOTO (L) LIMITED

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title: As attorney in fact


                                    For and on behalf of:

                                    MASK (L) LIMITED

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title: As attorney in fact


                                    LAKEWAY (L) LIMITED

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    MARCH (L) LIMITED

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    PARENT ENTITIES

                                    For and on behalf of:

                                    THE HSBC PRIVATE EQUITY FUND
                                    2 LIMITED

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title: As attorney in fact


                                    For and on behalf of:

                                    THE HSBC PRIVATE EQUITY FUND, L.P.

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title: As attorney in fact


                                    TAIWAN MASK CORP.

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    BLUE WATERS VENTURES
                                    INTERNATIONAL, LTD.

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                   SCHEDULE I

       ------------------------------------------------------------------

       SELLER                      NUMBER OF OPTION SHARES HELD
       ------------------------------------------------------------------

       Photo (L) Limited                     208,257
       ------------------------------------------------------------------

       Mask (L) Limited                      419,886
       ------------------------------------------------------------------

       Lakeway (L)
       Limited                               309,881
       ------------------------------------------------------------------

       March (L) Limited                      61,976
       ------------------------------------------------------------------

       TOTAL                               1,000,000
       ------------------------------------------------------------------

                                    EXHIBIT A
                                    ---------

                                PUT OPTION NOTICE

               (To be signed only upon exercise of Put Option)

To:   Purchaser:

      _______________ (the "Seller"), pursuant to the Put/Call Option Agreement dated as of August 21, 2001 ("Agreement") between the Seller and Purchaser ("Purchaser"), hereby irrevocably elects to exercise a right represented by the Put Option (as defined in the Agreement) to sell to the Purchaser _______________ shares of Common Stock of PKL Limited (the "Option Shares") in exchange for $__________ payable in cash, or such other consideration as the parties may agree. The undersigned hereby covenants to cause such shares to be transferred to Purchaser by delivery of the certificate or certificates representing such Option Shares duly endorsed for transfer or accompanied by a stock power, and that all other actions be taken as are reasonably necessary to transfer title to such other property subject to the Put Option.

      In addition, the Seller represents and warrants as follows:

      1. OWNERSHIP OF THE SHARES; NO SHAREHOLDER OR VOTING AGREEMENT. The Seller is the owner, beneficially and of record, of all the Option Shares and, on the date hereof and on the date of payment of the Put Purchase Price for the Option Shares, the Option Shares are and will be free and clear of all liens, mortgages, deeds of trust, charges, contracts, encumbrances, security or other agreements, shareholders agreements, commitments, rights, equities, options, warrants, claims, charges, registered or unregistered pledges, rights of any third party or any other restrictions (collectively and individually each as "Encumbrance"). The Seller has the full right, power, legal capacity and authority to enter into and perform its obligations under this Notice, including the transfer of the Option Shares to Purchaser, and to take any action necessary or appropriate to effect the transactions referred to in or contemplated by this Notice without the consent of any other person, entity or governmental authority. The Seller has not entered into, nor are the Option Shares subject to, any shareholders agreement, voting agreement, or any agreement which gives another person any right to purchase the Option Shares from the Seller.

      2. REQUIRED CONSENTS. Other than the notification to the relevant foreign exchange bank for the transfer of the Option Shares to Purchaser in accordance with the provisions of the Foreign Investment Promotion Act ("FIPA") of the Republic of Korea and a post-closing notification of the transfer of the Option Shares to relevant Korean securities authorities, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, or any other person or entity, is required to be made or obtained by the Seller in connection with the sale of the Option Shares. The Seller is not a party to or bound by any mortgage, lien, deed of trust, lease, agreement, instrument, order, legend, condition, judgment or decree which requires the consent of another to such sale or prohibits or requires the consent of another to, or makes unduly burdensome, such sale.

      The representatives and warranties set forth in this Notice shall survive the payment of the Put Purchase Price to the Seller in connection with the exercise of the Put Option pursuant to this Notice for a period of two (2) years.


Dated:
      ---------------------------


                                          SELLER'S NAME



                                          By:
                                             ---------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT B

                               CALL OPTION NOTICE

               (To be signed only upon exercise of Call Option)

To:   [NAME OF SELLER]

      Purchaser ("Purchaser"), pursuant to the Put/Call Option Agreement dated as of August 21, 2001 ("Agreement") between Purchaser and the above named party (the "Seller"), hereby irrevocably elects to exercise the right represented by the Call Option (as defined in the Agreement) to purchase under that Call Option _______________ shares of Common Stock of PKL Limited (the "Option Shares") and herewith agrees to pay $____________ payable in cash, or such other consideration as the parties may agree. The undersigned hereby requests that such shares be transferred to Purchaser by delivery of the certificate or certificates representing such Option Shares duly endorsed for transfer or accompanied by a stock power, and that all other actions be taken as are reasonably necessary to transfer title to such other property subject to the Call Option.

      Please also make the representations and warranties set forth below and return a signed copy of this Call Option Notice to us within three (3) business days of receipt of this Notice.

Dated:
      ---------------------------

                                          Purchaser



                                          By:
                                             ---------------------------------
                                          Name:
                                          Title:


      The undersigned Seller hereby represents and warrants as follows:

      1. OWNERSHIP OF THE SHARES; NO SHAREHOLDER OR VOTING AGREEMENT. The Seller is the owner, beneficially and of record, of all the Option Shares and, on the date hereof and on the date of payment of the Call Purchase Price for the Option Shares, the Option Shares are and will be free and clear of all liens, mortgages, deeds of trust, charges, contracts, encumbrances, security or other agreements, shareholders agreements, commitments, rights, equities, options, warrants, claims, charges, registered or unregistered pledges, rights of any third party or any other restrictions (collectively and individually each as "Encumbrance"). The Seller has the full right, power, legal capacity and authority to enter into and perform its obligations under this Notice, including the transfer of the Option Shares to Purchaser, and to take any action necessary or appropriate to effect the transactions referred to in or contemplated by this Notice without the consent of any other person, entity or governmental authority. The Seller has not entered into,

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nor are the Option Shares subject to, any shareholders agreement, voting agreement, or any agreement which gives another person any right to purchase the Option Shares from the Seller.

      2. REQUIRED CONSENTS. Other than the notification to the relevant foreign exchange bank for the transfer of the Option Shares to Purchaser in accordance with the provisions of the Foreign Investment Promotion Act ("FIPA") of the Republic of Korea and a post-closing notification of the transfer of the Option Shares to relevant Korean securities authorities, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, or any other person or entity, is required to be made or obtained by the Seller in connection with the sale of the Option Shares. The Seller is not a party to or bound by any mortgage, lien, deed of trust, lease, agreement, instrument, order, legend, condition, judgment or decree which requires the consent of another to such sale or prohibits or requires the consent of another to, or makes unduly burdensome, such sale.

      The representatives and warranties set forth in this Notice shall survive the payment of the Call Purchase Price to the Seller in connection with the exercise of the Call Option pursuant to this Notice for a period of two (2) years.



Dated:
      ---------------------------

                                          SELLER'S NAME



                                          By:
                                             ---------------------------------
                                          Name:
                                          Title:





















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